Exhibit 99.1

Novo Integrated Sciences Reports Fiscal Year 2023 Third Quarter Financial Results

BELLEVUE, Wash., July 17, 2023 - Novo Integrated Sciences, Inc. (NASDAQ:NVOS) (the “Company” or “Novo”), pioneering a holistic approach to patient-first health and wellness through a multidisciplinary healthcare ecosystem of multiple patient and consumer touchpoints for services and product innovation, today reported its financial results for the third fiscal quarter ended May 31, 2023.

Robert Mattacchione, Novo’s CEO and Board Chairman, stated, “The Company remains committed to the commercialization of its proprietary product offerings and the expansion and delivery of its essential services and solutions of how non-catastrophic healthcare is delivered both now and in the future. During the fiscal year 2023 third quarter period, the Company announced the signing of agreements for an unsecured, non-dilutive 15-year debt instrument, with a principal sum of $70,000,000, which provides for the Company to receive net proceeds of approximately $55,000,000 after fees. In today’s environment of tight capital markets and expensive capital raises, this cash infusion is consequential and will provide the Company with the foundational capital and repayment terms required to support and accelerate the further implementation and growth of Novo’s three-pillar business model.”

Financial Highlights for the three month period ended May 31, 2023:

●	Cash and cash equivalents were $464,011, total assets were $35.7 million, total liabilities were $9.5 million, and stockholders’ equity was $26.5 million.

●	Revenues were $3,292,933, representing a decrease of $10,558,950, or 76%, from $13,851,883 for the same period in 2022. The decrease in revenue is principally due to the decrease in outsourced product sales and IoNovo Iodine. Acenzia’s and Terragenx’s revenue for the three months ended May 31, 2023 was $896,405 and $5,866, respectively. Revenue from our healthcare services decreased by 8% when comparing the revenue for the three months ended for the same period in 2022.

●	Operating costs were $2,744,512, representing a decrease of $867,116, or 24%, from $3,611,628 for the same period in 2022. The decrease in operating costs was principally due to the decrease in overhead expenses and depreciation and amortization.

●	Net loss attributed to the Company was $1,497,330, representing a decrease of $2,312,724, or 61%, from $3,810,054 for the same period in 2022. The decrease in net loss was principally due to the decrease in operating expenses.

●	On March 21, 2023, the Company issued a $573,000 promissory note (12% per annum interest rate) and completed the related Securities Purchase Agreement with FirstFire Global Opportunities Fund, LLC (“FirstFire”) for gross proceeds of $515,700. The Company granted 5-year warrants with an exercise price of $0.25 per share and issued 955,000 restricted shares to FirstFire.

●	On April 26, 2023, the Company entered into a securities purchase agreement with RC Consulting Group LLC in favor of SCP Tourbillion Monaco or registered assigns pursuant to which the Company issued an unsecured 15-year promissory note to the RC Noteholder (the “RC Note”) with a maturity date of April 26, 2038, in the principal sum of $70,000,000, which amount represents the $57,000,000 purchase price plus a yield (non-compounding) of 1.52% (zero coupon) per annum from April 26, 2023 until the same becomes due and payable as provided in the RC Note.

●	Subsequent to the period ended May 31, 2023, on June 20, 2023, the Company issued a $445,000 promissory note (12% per annum interest rate) and completed the related Securities Purchase Agreement with Mast Hill Fund, L.P. for gross proceeds of $400,500. The Company granted 5-year warrants with an exercise price of $0.25 per share and issued 776,614 restricted shares to Mast Hill Fund, L.P.

About Novo Integrated Sciences, Inc.

Novo Integrated Sciences, Inc. is pioneering a holistic approach to patient-first health and wellness through a multidisciplinary healthcare ecosystem of services and product innovation. Novo offers an essential and differentiated solution to deliver, or intend to deliver, these services and products through the integration of medical technology, advanced therapeutics, and rehabilitative science.

We believe that “decentralizing” healthcare, through the integration of medical technology and interconnectivity, is an essential solution to the rapidly evolving fundamental transformation of how non-catastrophic healthcare is delivered both now and in the future. Specific to non-critical care, ongoing advancements in both medical technology and inter-connectivity are allowing for a shift of the patient/practitioner relationship to the patient’s home and away from on-site visits to primary medical centers with mass-services. This acceleration of “ease-of-access” in the patient/practitioner interaction for non-critical care diagnosis and subsequent treatment minimizes the degradation of non-critical health conditions to critical conditions as well as allowing for more cost-effective healthcare distribution.

The Company’s decentralized healthcare business model is centered on three primary pillars to best support the transformation of non-catastrophic healthcare delivery to patients and consumers:

●	First Pillar: Service Networks. Deliver multidisciplinary primary care services through (i) an affiliate network of clinic facilities, (ii) small and micro footprint sized clinic facilities primarily located within the footprint of box-store commercial enterprises, (iii) clinic facilities operated through a franchise relationship with the Company, and (iv) corporate operated clinic facilities.

●	Second Pillar: Technology. Develop, deploy, and integrate sophisticated interconnected technology, interfacing the patient to the healthcare practitioner thus expanding the reach and availability of the Company’s services, beyond the traditional clinic location, to geographic areas not readily providing advanced, peripheral based healthcare services, including the patient’s home.

●	Third Pillar: Products. Develop and distribute effective, personalized health and wellness product solutions allowing for the customization of patient preventative care remedies and ultimately a healthier population. The Company’s science-first approach to product innovation further emphasizes our mandate to create and provide over-the-counter preventative and maintenance care solutions.

Innovation through science combined with the integration of sophisticated, secure technology assures Novo Integrated Sciences of continued cutting-edge advancement in patient-first platforms.

For more information concerning Novo Integrated Sciences, please visit www.novointegrated.com.

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Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts included in this press release are forward-looking statements. In some cases, forward-looking statements can be identified by words such as “believe,” “intend,” “expect,” “anticipate,” “plan,” “potential,” “continue” or similar expressions. Such forward-looking statements include risks and uncertainties, and there are important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors, risks and uncertainties are discussed in Novo’s filings with the Securities and Exchange Commission. Investors should not place any undue reliance on forward-looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond Novo’s control which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects Novo’s current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to operations, results of operations, growth strategy and liquidity. Novo assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. The contents of any website referenced in this press release are not incorporated by reference herein.

Contact

Chris David, COO-President

Novo Integrated Sciences, Inc.

chris.david@novointegrated.com

(888) 512-1195

NOVO INTEGRATED SCIENCES, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

As of May 31, 2023 (unaudited) and August 31, 2022

	May 31,	August 31,
	2023	2022
	(unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$464,011	$2,178,687
Accounts receivable, net	1,327,613	1,017,405
Inventory, net	938,940	879,033
Other receivables	1,046,080	1,085,335
Prepaid expenses and other current assets	221,414	571,335
Total current assets	3,998,058	5,731,795

Property and equipment, net	5,411,438	5,800,648
Intangible assets, net	16,696,363	18,840,619
Right-of-use assets, net	2,096,376	2,673,934
Goodwill	7,542,795	7,825,844
TOTAL ASSETS	$35,745,030	$40,872,840

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities:
Accounts payable	$1,896,040	$1,800,268
Accrued expenses	1,178,245	1,116,125
Accrued interest (including amounts to related parties)	350,831	454,189
Government loans and notes payable, current portion	312,672	-
Convertible notes payable, net of discount of $494,523	651,477	9,099,654
Contingent liability	57,933	534,595
Due to related parties	406,683	478,897
Debentures, related parties, current portion	912,025	-
Finance lease liability, current portion	13,814	8,890
Operating lease liability, current portion	428,951	582,088
Total current liabilities	6,208,671	14,074,706

Debentures, related parties, net of current portion	-	946,250
Government loans and notes payable, net of current portion	64,946	161,460
Finance lease liability, net of current portion	-	12,076
Operating lease liability, net of current portion	1,786,961	2,185,329
Deferred tax liability	1,393,168	1,445,448
TOTAL LIABILITIES	9,453,746	18,825,269

Commitments and contingencies	-	-

STOCKHOLDERS’ EQUITY
Novo Integrated Sciences, Inc.
Convertible preferred stock; $0.001 par value; 1,000,000 shares authorized; 0 and 0 shares issued and outstanding at May 31, 2023 and August 31, 2022, respectively	-	-
Common stock; $0.001 par value; 499,000,000 shares authorized; 144,857,518 and 31,180,603 shares issued and outstanding at May 31, 2023 and August 31, 2022, respectively	144,857	31,181
Additional paid-in capital	89,249,590	66,056,824
Common stock to be issued (911,392 and 4,149,633 shares at May 31, 2023 and August 31, 2022, respectively)	1,217,293	9,474,807
Other comprehensive (loss) income	(172,526)	560,836
Accumulated deficit	(63,872,587)	(53,818,489)
Total Novo Integrated Sciences, Inc. stockholders’ equity	26,566,627	22,305,159
Noncontrolling interest	(275,343)	(257,588)
Total stockholders’ equity	26,291,284	22,047,571
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$35,745,030	$40,872,840

NOVO INTEGRATED SCIENCES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

For the Three and Nine Months Ended May 31, 2023 and 2022 (unaudited)

	Three Months Ended		Nine Months Ended
	May 31,	May 31,	May 31,	May 31,
	2023	2022	2023	2022

Revenues	$3,292,933	$13,851,883	$9,268,722	$19,883,033

Cost of revenues	1,978,839	11,443,001	5,244,192	14,991,331

Gross profit	1,314,094	2,408,882	4,024,530	4,891,702

Operating expenses:
Selling expenses	1,877	9,802	9,916	36,340
General and administrative expenses	2,742,635	3,601,826	9,473,802	9,542,443
Total operating expenses	2,744,512	3,611,628	9,483,718	9,578,783

Loss from operations	(1,430,418)	(1,202,746)	(5,459,188)	(4,687,081)

Non-operating income (expense)
Interest income	62,397	8,355	6,762	25,233
Interest expense	(9,570)	(513,398)	(240,520)	(1,808,310)
Amortization of debt discount	(156,037)	(2,133,890)	(4,386,899)	(3,654,752)
Foreign currency transaction gain (loss)	48,333	97,654	12,652	(303,714)
Total other expense	(54,877)	(2,541,279)	(4,608,005)	(5,741,543)

Loss before income taxes	(1,485,295)	(3,744,025)	(10,067,193)	(10,428,624)

Income tax expense	-	-	-	-

Net loss	$(1,485,295)	$(3,744,025)	$(10,067,193)	$(10,428,624)

Net loss attributed to noncontrolling interest	12,035	66,029	(13,095)	(6,816)

Net loss attributed to Novo Integrated Sciences, Inc.	(1,497,330)	(3,810,054)	(10,054,098)	(10,421,808)

Comprehensive loss:
Net loss	(1,485,295)	(3,744,025)	(10,067,193)	(10,428,624)
Foreign currency translation (loss) gain	(120,357)	13,711	(738,022)	24,916
Comprehensive loss:	$(1,605,652)	$(3,730,314)	$(10,805,215)	$(10,403,708)

Weighted average common shares outstanding – basic and diluted	143,600,541	29,817,999	85,832,252	28,498,414

Net loss per common share – basic and diluted	$(0.01)	$(0.13)	$(0.12)	$(0.37)

NOVO INTEGRATED SCIENCES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY

For the Three and Nine Months Ended May 31, 2023 and 2022 (unaudited)

	Common Stock		Additional Paid-in	Common Stock To	Other Comprehensive	Accumulated	Novo Stockholders’	Noncontrolling	Total
	Shares	Amount	Capital	Be Issued	Income	Deficit	Equity	Interest	Equity
Balance, August 31, 2022	31,180,603	$31,181	$66,056,824	$9,474,807	$560,836	$(53,818,489)	$22,305,159	$(257,588)	$22,047,571
Units issued for cash, net of offering costs	4,000,000	4,000	1,791,000	-	-	-	1,795,000	-	1,795,000
Issuance of common stock to be issued	36,222	36	92,330	(92,366)	-	-	-	-	-
Cashless exercise of warrants	4,673,986	4,674	1,134,376	-	-	-	1,139,050	-	1,139,050
Fair value of stock options	-	-	60,887	-	-	-	60,887	-	60,887
Foreign currency translation loss	-	-	-	-	(417,008)	-	(417,008)	(3,974)	(420,982)
Net loss	-	-	-	-	-	(3,935,413)	(3,935,413)	(1,323)	(3,936,736)
Balance, November 30, 2022	39,890,811	$39,891	$69,135,417	$9,382,441	$143,828	$(57,753,902)	$20,947,675	$(262,885)	$20,684,790

Share issuance for convertible debt settlement	93,109,398	93,110	8,992,941	-	-	-	9,086,051	-	9,086,051
Cashless exercise of warrants	1,159,348	1,159	281,374	-	-	-	282,533	-	282,533
Exercise of warrants for cash	1,310,000	1,310	129,690	-	-	-	131,000	-	131,000
Issuance of common stock to be issued	3,202,019	3,201	8,161,947	(8,165,148)	-	-	-	-	-
Shares issued with convertible notes	955,000	955	82,008	-	-	-	82,963	-	82,963
Value of warrants issued with convertible notes	-	-	86,327	-	-	-	86,327	-	86,327
Fair value of stock options	-	-	60,887	-	-	-	60,887	-	60,887
Extinguishment of derivative liability due to conversion	-	-	1,390,380	-	-	-	1,390,380	-	1,390,380
Foreign currency translation loss	-	-	-	-	(195,821)	-	(195,821)	(862)	(196,683)
Net loss	-	-	-	-	-	(4,621,355)	(4,621,355)	(23,807)	(4,645,162)
Balance, February 28, 2023	139,626,576	$139,626	$88,320,971	$1,217,293	$(51,993)	$(62,375,257)	$27,250,640	$(287,554)	$26,963,086
Share issuance for convertible debt settlement	1,075,942	1,076	99,202	-	-	-	100,278	-	100,278
Exercise of warrants for cash	3,200,000	3,200	316,800	-	-	-	320,000	-	320,000
Shares issued with convertible notes	955,000	955	89,177	-	-	-	90,132	-	90,132
Value of warrants issued with convertible notes	-	-	93,811	-	-	-	93,811	-	93,811
Beneficial conversion feature upon issuance on convertible debt	-	-	66,068	-	-	-	66,068	-	66,068
Stock option expense	-	-	263,561	-	-	-	263,561	-	263,561
Foreign currency translation loss	-	-	-	-	(120,533)	-	(120,533)	176	(120,357)
Net loss	-	-	-	-	-	(1,497,330)	(1,497,330)	12,035	(1,485,295)
Balance, May 31, 2023	144,857,518	$144,857	$89,249,590	$1,217,293	$(172,526)	$(63,872,587)	$26,566,627	$(275,343)	$26,291,284

Balance, August 31, 2021	26,610,144	$26,610	$54,579,396	$9,236,607	$991,077	$(20,969,274)	$43,864,416	$(60,261)	$43,804,155
Common stock for services	35,000	35	64,715	-	-	-	64,750	-	64,750
Common stock issued as collateral and held in escrow	2,000,000	2,000	(2,000)	-	-	-	-	-	-
Common stock to be issued for purchase of Terragenx	-	-	-	983,925	-	-	983,925	97,311	1,081,236
Common stock to be issued for purchase of Mullin assets	-	-	-	188,925	-	-	188,925	-	188,925
Value of warrants issued with convertible notes	-	-	295,824	-	-	-	295,824	-	295,824
Fair value of stock options	-	-	154,135	-	-	-	154,135	-	154,135
Foreign currency translation loss	-	-	-	-	(103,533)	-	(103,533)	(855)	(104,388)
Net loss	-	-	-	-	-	(1,806,587)	(1,806,587)	(9,808)	(1,816,395)

Balance, November 30, 2021	28,645,144	$28,645	$55,092,070	$10,409,457	$887,544	$(22,775,861)	$43,641,855	$26,387	$43,668,242
Common stock for services	240,000	240	297,760	-	-	-	298,000	-	298,000
Value of warrants issued with convertible notes	-	-	5,257,466	-	-	-	5,257,466	-	5,257,466
Fair value of stock options	-	-	44,427	-	-	-	44,427	-	44,427
Foreign currency translation gain	-	-	-	-	114,738	-	114,738	355	115,093
Net loss	-	-	-	-	-	(4,805,167)	(4,805,167)	(63,037)	(4,868,204)
Balance, February 28, 2022	28,885,144	$28,885	$60,691,723	$10,409,457	$1,002,282	$(27,581,028)	$44,551,319	$(36,295)	$44,515,024
Common stock issued for services	125,000	125	313,875	-	-	-	314,000	-	314,000
Share issuance for convertible debt settlement	623,929	624	1,247,225	-	-	-	1,247,849	-	1,247,849
Common stock issued for acquisition	800,000	800	1,703,200	-	-	-	1,704,000	-	1,704,000
Common stock to be issued for acquisitions	-	-	-	260,625	-	-	260,625	25,402	286,027
Issuance of common stock to be issued	225,000	225	573,525	(573,750)	-	-	-	-	-
Fair value of stock options	-	-	91,330	-	-	-	91,330	-	91,330
Foreign currency translation gain	-	-	-	-	13,711	-	13,711	51	13,762
Net Loss						(3,810,054)	(3,810,054)	66,029	(3,744,025)
Balance, May 31, 2022	30,659,073	$30,659	$64,620,878	$10,096,332	$1,015,993	$(31,391,082)	$44,372,780	$55,187	$44,427,967

NOVO INTEGRATED SCIENCES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

For the Nine Months Ended May 31, 2023 and 2022 (unaudited)

	Nine Months Ended
	May 31,	May 31,
	2023	2022

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(10,067,193)	$(10,428,624)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,718,388	2,349,434
Fair value of vested stock options	385,335	289,892
Common stock issued for services	-	676,750
Financing costs for debt extension	1,421,583	-
Operating lease expense	624,246	418,188
Amortization of debt discount	4,386,899	3,654,752
Foreign currency transaction (gain) loss	(12,652)	303,714
Changes in operating assets and liabilities:
Accounts receivable	(308,907)	(3,650,069)
Inventory	(92,260)	(263,539)
Prepaid expenses and other current assets	333,724	(150,632)
Accounts payable	154,542	117,056
Accrued expenses	104,004	(68,871)
Accrued interest	(67,634)	598,904
Operating lease liability	(594,618)	(406,862)
Net cash used in operating activities	(2,014,543)	(6,559,907)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(18,870)	(190,973)
Cash acquired with acquisition	-	57,489
Payments received from other receivables	-	296,138
Net cash (used in) provided by investing activities	(18,870)	162,654

CASH FLOWS FROM FINANCING ACTIVITIES:
Repayments to related parties	(56,649)	(21,932)
Repayments of finance leases	(6,435)	(14,797)
Proceeds from (repayments of) notes payable	222,000	(4,430,794)
Proceeds from the sale of common stock, net of offering costs	1,795,000	-
Proceeds from exercise of warrants	451,000	-
Repayment of convertible notes	(3,033,888)	-
Proceeds from issuance of convertible notes, net	925,306	15,270,000
Net cash provided by financing activities	296,334	10,802,477

Effect of exchange rate changes on cash and cash equivalents	22,403	(20,940)

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(1,714,676)	4,384,284

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	2,178,687	8,293,162

CASH AND CASH EQUIVALENTS, END OF PERIOD	$464,011	$12,677,446

CASH PAID FOR:
Interest	$343,878	$1,294,912
Income taxes	$-	$-

SUPPLEMENTAL NON-CASH INVESTING AND FINANCING ACTIVITIES:
Common stock issued for convertible debt settlement	$9,186,329	$1,247,849
Common stock to be issued for intangible assets	$-	$188,925
Common stock to be issued for acquisition	$-	$1,244,550
Common stock issued for acquisition	$-	$1,704,000
Beneficial conversion feature upon issuance of convertible notes	$66,068	$-
Debt discount recognized on derivative liability	$1,390,380	$-
Debt discount recognized on convertible note	$639,993	$-
Extinguishment of derivative liability due to conversion	$1,390,380	$-
Common stock issued with convertible notes	$173,095	$-
Warrants issued with convertible notes	$180,138	$-